UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 23, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

Section 12(j) Proceeding

On February 8, 2010, Comverse Technology, Inc. (the “Company”) reported on a Current Report on Form 8-K that it had received a “Wells Notice” from the staff of the Securities and Exchange Commission (the “SEC”), which provided notification that the staff of the SEC intended to recommend that the SEC institute an administrative proceeding against the Company to determine whether, pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the SEC should suspend or revoke the registration of each class of the Company’s securities registered under Section 12 of the Exchange Act.  Under the process established by the SEC, recipients of a Wells Notice have the opportunity to make a Wells Submission before the SEC staff makes a formal recommendation to the SEC regarding what action, if any, should be brought by the SEC.

On February 25, 2010, the Company submitted a Wells Submission to the SEC in response to the Wells Notice dated February 4, 2010.  On March 23, 2010, the SEC issued an Order Instituting Proceedings (the “OIP”) pursuant to Section 12(j) of the Exchange Act to suspend or revoke the registration of the Company’s common stock because the Company has not filed an annual report on Form 10-K since April 20, 2005 or quarterly reports on Form 10-Q since December 12, 2005.  An Administrative Law Judge will consider the evidence in the Section 12(j) proceeding and has been directed in the OIP to issue an initial decision within 120 days of service of the OIP.  After the Administrative Law Judge’s decision, either party may request the SEC to review the facts and, thereafter, may appeal the decision to the Federal Circuit Court.

The Company continues to make significant progress in its efforts to become current in its periodic reporting obligations under the Exchange Act as it has, among other things, resolved a number of previously outstanding issues and recorded adjustments to its financial statements.  Ulticom, Inc., the Company’s majority-owned publicly-traded subsidiary has become and continues to be current. Verint Systems Inc., the Company’s other majority-owned publicly-traded subsidiary, filed on March 17, 2010 its Annual Report on Form 10-K for the fiscal years ended January 31, 2008, 2007 and 2006 and continues its efforts to complete and file the remaining reports required for it to become current in its periodic reporting obligations.  The Company continues its progress towards completion of its filings and intends to vigorously defend against the possible suspension or revocation of the registration of its common stock.

Filing Timeline Update

As noted above, the Company continues to make significant progress in its efforts to become current in its periodic reporting obligations under the Exchange Act.  However, the Company continues to experience certain challenges associated with the preparation of an annual report covering four fiscal years, which are causing delays in achieving certain milestones in the timeline previously disclosed by the Company in its Current Report on Form 8-K furnished to the SEC on February 3, 2010.  These include:

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•	difficulties in obtaining accurate information and documentation relating to transactions dating back several years;
•	the ongoing need to record adjustments in prior fiscal years (e.g., reserves previously recorded based on estimates) to properly account for subsequent events;
•	the complexity in determining tax provisions with respect to adjustments to pre-tax income impacting multiple fiscal years and involving numerous foreign jurisdictions; and
•
material weaknesses in internal control over financial reporting relating to key financial processes, including revenue recognition, stock option accounting, accounting for income taxes, and financial statements close processes.

The Company currently expects to file its comprehensive Annual Report on Form 10-K for the fiscal years ended January 31, 2009, 2008, 2007 and 2006 within several months and the other quarterly and annual reports required for it to become current in its periodic reporting obligations as soon as practicable thereafter.  The Company’s ability to meet this general timeframe remains dependent upon the achievement of certain milestones in the Company’s reporting and disclosure processes.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information disclosed under Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  There are numerous risks and uncertainties that could cause actual results and the timing of events to differ materially from those anticipated by the forward-looking statements in this Current Report on Form 8-K.  Such risks and uncertainties may give rise to future claims and increase exposure to contingent liabilities.  Specifically, this Current Report on Form 8-K includes a forward-looking statement regarding the Company’s intention to vigorously defend against the possible suspension or revocation of the registration of its common stock.  The risks and uncertainties arise from the Company’s inability, at this time, to predict the outcome of the Section 12(j) administrative proceedings or of any available appeals that may follow; consequently, should the registration of the Company’s common stock be suspended or revoked, brokers, dealers and other market participants would be prohibited from buying, selling, making market in, publishing quotations of or otherwise effecting transactions with respect to such common stock and, as a result, public trading of the Company’s common stock would cease and investors would find it difficult to acquire or dispose of the Company’s common stock or obtain accurate quotations of the Company’s common stock, which could result in a significant decline in the value of the Company’s common stock, and the Company’s business may be adversely impacted, including, without limitation, an adverse impact on the Company’s ability to issue stock to raise equity capital, engage in business combinations or provide employee incentives.  In addition, the ability of the Company to complete its efforts to become current in its periodic reporting obligations under the Exchange Act is subject to risks and uncertainties, including the ineffectiveness of the Company’s disclosure controls and procedures resulting in its inability to file its periodic reports under the federal securities laws in a timely manner due to material weaknesses and significant deficiencies in internal control over financial reporting and the potential that the Company may be unable to effectively implement appropriate remedial measures in a timely manner; the continuation of material weaknesses or the discovery of additional material weaknesses in the Company’s internal control over financial reporting and any delay in the implementation of remedial measures; and the ability of the Company’s subsidiaries to provide it with their financial information timely.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2010	By: /s/ Stephen M. Swad

Name: Stephen M. Swad Title: Executive Vice President and Chief Financial Officer

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